SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 5, 2004

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
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                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

           On January 5, 2004 Hancock Holding Company issued a press release reporting that it had issued a notice of redemption to holders of its 8%
Cumulative Convertible Preferred Stock, Series A.  A copy of the press release is filed as Exhibit 99.1 and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated January 5, 2004, headed "Hancock Holding
                             Company Announces Stock Redemption"

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2004
                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release                For More Information
January 5, 2004                      George A. Schloegel, Chief Executive Officer
                                     Carl J. Chaney, Chief Financial Officer
                                     Paul D. Guichet, Vice President, Investor Relations
                                     800.522.6542 or 228.214.5242
                                     www.hancockbank.com

                            Hancock Holding Company announces stock redemption

     GULFPORT,  MS  (January  5, 2004) - Senior  officials  of  Hancock  Holding  Company - the  parent  company of
104-year-old  Hancock Bank - today announced that Hancock  Holding Company has elected to call for redemption,  all the  outstanding  shares of the  company's  eight  percent  cumulative  convertible  preferred  stock,  Series A on
February 4, 2004.

     Hancock  is  mailing  a Notice of  Redemption  to the  holders  of the  company's  8%  cumulative  convertible preferred  stock,  Series A on January 5, 2004. The total  redemption  price,  including  accrued  dividends to the redemption  date,  is  $20.1511  per  share.  Pursuant  to the terms of the  preferred  stock,  the  redemption  is contingent  on Hancock  Holding  Company  common stock trading at $37.50 or above for 20  consecutive  trading days beginning  after January 1, 2004.  The closing  price of Hancock  Holding  Company  common stock on January 2, 2004 was $55.87.  Shareholders  may convert each share of the preferred  stock into .6666 shares of company common stock at any time, on or before 5:00 p.m., Central Standard Time, January 28, 2004.

     Hancock Holding Company has assets of more than $4.1 billion.  Founded 1899,  Hancock Bank consistently  ranks among the top 4.9 percent of America's  financial  institutions  for  financial  stability and  soundness.  Hancock
Bank operates 101 offices and more than 135 automated teller machines  throughout  South  Mississippi and Louisiana as well as other  subsidiaries  Hancock  Investment  Services,  Inc.,  Hancock Insurance  Agency,  Hancock Mortgage
Corporation,  and Harrison  Finance  Company.  Additional  corporate  information  and on-line banking and bill pay services are available at www.hancockbank.com.

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